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                                                               EXHIBIT 32.1

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                               AS ENACTED BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Ardent Health Services LLC (the "Company") for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David T. Vandewater, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ David T. Vandewater
                                                  ------------------------------
                                                  David T. Vandewater
                                                  Chief Executive Officer
                                                  August 30, 2005